                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              PAX WORLD FUND, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):*
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials:

/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration no.:
         -----------------------------------------------------------------------
     (3) Filing party:
         -----------------------------------------------------------------------
     (4) Date filed:
         -----------------------------------------------------------------------

                          PAX WORLD FUND, INCORPORATED

                                 -------------

                              PROXY STATEMENT AND
                          NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                                ----------------

                            THURSDAY, JUNE 10, 1999

                               TABLE OF CONTENTS

                                                                               PAGE
                                                                               -----
President's Letter........................................................           1
Notice of Annual Meeting..................................................           2
Proxy Statement...........................................................           3
Proposal A -- To Elect a Board of Eight Directors.........................           5
Proposal B -- To Ratify the Selection of Pannell Kerr Forster PC as
              Independent Public Accountants of the Fund..................          10
Other Business............................................................          10
Expenses of Proxy Solicitation............................................          10
Security Ownership of Certain Beneficial
  Owners and Management...................................................          10
Additional Information....................................................          11

                          PAX WORLD FUND, INCORPORATED
                                222 STATE STREET
                           PORTSMOUTH, NH 03801-3853

To the Pax World Fund Shareholders:

    As an investor in the Pax World Fund, Incorporated (the "Fund"), you are cordially invited to attend the annual meeting (the "Meeting") of shareholders of the Fund (the "Shareholders") to be held at 10:45 a.m. on Thursday, June 10, 1999 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The purpose of the Meeting is for the Shareholders (i) to elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Board of Directors of the Fund or until a successor shall have been chosen and shall have qualified, (ii) to ratify the selection of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 1999, and (iii) to transact such other business as may properly come before the Meeting.

    In this regard, enclosed are (1) a Notice of Meeting, (2) a Proxy Statement that describes the proposals that will be submitted to shareholders for approval at the Meeting, and (3) a Proxy.

    Although we look forward to seeing you at the Meeting, if you cannot attend the Meeting, we ask that you complete, sign, date and return the accompanying Proxy as soon as possible in the enclosed postage-paid envelope. These proposals are important and your vote is greatly appreciated.

                                                   Sincerely,

                                                            [SIGNATURE]

                                           THOMAS W. GRANT, PRESIDENT

Pax World Fund, Incorporated

April 16, 1999

                          PAX WORLD FUND, INCORPORATED
                                222 STATE STREET
                           PORTSMOUTH, NH 03801-3853

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, JUNE 10, 1999
                                ----------------

    Notice is hereby given that the annual meeting (the "Meeting") of the shareholders of Pax World Fund, Incorporated (the "Fund") will be held at 10:45 a.m. on Thursday, June 10, 1999 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 for the following purposes:

    (A) To elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified;

    (B) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 1999; and

    (C) To transact such other business as may properly come before such Meeting or any adjournment thereof.

    The close of business on April 14, 1999 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                       By Order of the Board of Directors

                                                            [SIGNATURE]

                                           LEE D. UNTERMAN, SECRETARY

April 16, 1999
Portsmouth, NH

               IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE,
              DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

                          PAX WORLD FUND, INCORPORATED
                                222 STATE STREET
                           PORTSMOUTH, NH 03801-3853

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pax World Fund, Incorporated (the "Fund") of proxies to be used at the Annual Meeting of Shareholders to be held at 10:45 a.m. on Thursday, June 10, 1999 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

    Shareholders of record at the close of business on April 14, 1999, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were 39,980,635.682 shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY FOR THIS PURPOSE IN ORDER TO INSURE A QUORUM AT THE MEETING.

    Representatives of Pannell Kerr Forster PC, the Company's independent public accountants, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions.

    The persons named in the accompanying proxy, if properly executed and returned and unless revoked, will vote the same for Proposals A, B and C as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals A, B and C. Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy. In the event that the number of shares of the Fund represented at the meeting of Shareholders on June 10, 1999 in person or by proxy is less than a majority of the number of shares of the Fund issued and outstanding on the record date, the persons named in the accompanying proxy will vote FOR an adjournment of such meeting if a majority of the number of shares of the Fund represented in person or by proxy at such meeting voted FOR any of the Proposals, and otherwise, will vote AGAINST an adjournment of such meeting.

    This Proxy Statement has been mailed pursuant to instructions from the executive offices of the Fund located at Portsmouth, New Hampshire and has been sent through its transfer agent, PFPC, Inc. The Fund's Annual Report for the fiscal year which ended December 31, 1998 has already been mailed to Shareholders. Shareholders that desire an additional copy of the Annual Report may obtain it without charge by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 1-800-767-1729, visiting the Fund's web site at HTTP://WWW.PAXFUND.COM or visiting the Securities and Exchange Commission's web site at HTTP://WWW.SEC.GOV for such purpose.

    As of the record date, no Shareholder, to the knowledge of the Fund, except for Charles Schwab & Co. Inc. which holds Common Stock of the Fund in a special custody account for the exclusive benefit of its customers, owned of record or beneficially more than 5% of the outstanding shares of Common Stock of the Fund.

               IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE,
                  SIGN, DATE AND RETURN THE ACCOMPANYING PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE
                            AS PROMPTLY AS POSSIBLE.

               PROPOSAL A -- TO ELECT A BOARD OF EIGHT DIRECTORS

                               ------------------

    The purpose of this proposal is to elect a Board of Directors of the Fund. Pursuant to the provisions of the By-laws of the Fund, the Board of Directors has determined that the number of Directors shall be fixed at eight. It is intended that the accompanying proxy will be voted for the election as Directors of the eight nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Directors, those eight nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

    Pax World Management Corp., the adviser to the Fund (the "Adviser"), was acquired by members of the Shadek family on September 27, 1996. In order to satisfy the requirements of the Investment Company Act of 1940, as amended, at least 75% of the Board of Directors of the Fund must consist of non-interested (independent) persons for at least three years after such acquisition. It is intended that such persons will also be non-interested persons of the Adviser.

    All of the nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed. If elected, each nominee will serve until the next Annual Meeting of Shareholders of the Fund or until their successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of the Fund.

                                                                  APPROXIMATE FUND
                                                                    SHARES OWNED
                                                                    BENEFICIALLY
                                                    DIRECTOR      AND/OR OF RECORD
   NAME, AGE, ADDRESS AND PRINCIPAL OCCUPATION        SINCE      ON APRIL 14, 1999
-------------------------------------------------  -----------  --------------------
  C. LLOYD BAILEY, age 81, 1216 Foulkeways,              1970          2,395.332
Gwynedd, PA 19436, is an attorney. From
1959-1979, Mr. Bailey served as the Executive
Director of the United States Committee for
UNICEF; from 1980-1981, Mr. Bailey served as
President of that Committee; and from 1981 to
1984, Mr. Bailey served as a consultant to that
Committee. Mr. Bailey is presently retired.

  CARL H. DOERGE, JR., age 60, 867 Remsen Lane,          1998          1,375.872
Oyster Bay, NY 11771, has been a private investor
since 1995. Prior to that, Mr. Doerge was an
Executive Vice President and Managing Director of
Smith Barney for approximately twenty-four years.
Mr. Doerge

                                                                  APPROXIMATE FUND
                                                                    SHARES OWNED
                                                                    BENEFICIALLY
                                                    DIRECTOR      AND/OR OF RECORD
   NAME, AGE, ADDRESS AND PRINCIPAL OCCUPATION        SINCE      ON APRIL 14, 1999
-------------------------------------------------  -----------  --------------------
is also a member of the Board of Directors of Pax
World Growth Fund, Inc.

  *THOMAS W. GRANT, age 57, 14 Wall Street, New          1996            227.596
York, NY 10005, is the Vice Chairman of the Board
and President of the Fund, as well as the
President of Pax World Growth Fund, Inc., the
President of Pax World Money Market Fund, Inc.,
the President of the Adviser, and the President
of H.G. Wellington & Co., Inc. ("H.G.
Wellington"). Mr. Grant has been associated with
H. G. Wellington since 1991 and served previously
with the firm of Fahnestock & Co. for twenty-six
years as a partner, managing director and senior
officer. His duties encompassed branch office
management, corporate finance, syndications and
municipal and corporate bonds. Mr. Grant is a
graduate of the University of North Carolina
(BA).

  JOY L. LIECHTY, age 45, 1403 Ashton Court,             1991          1,009.994
Goshen, IN 46526, is a Client and Sales Advocate
with the Mennonite Mutual Aid Association in
Goshen, Indiana. Ms. Liechty has been associated
with that organization since 1980, serving as the
Manager of Client Services from 1980 to 1989. Ms.
Liechty is also a member of the Board of
Directors of Pax World Growth Fund, Inc.

  *+LAURENCE A. SHADEK, age 49, 14 Wall Street,          1996          2,241.654
New York, NY 10005, the Chairman of the Board of
Directors of the Fund, as well as the Chairman of
the Board of Directors of the Pax World Growth
Fund, Inc., an Executive Vice President of Pax
World Money Market Fund, Inc., the Chairman of
the Board of the Adviser, and an Executive
Vice-President of H. G. Wellington. Mr. Shadek,
together with members of his family, owns all of
the outstanding shares of capital stock of the
Adviser and a 26.67% interest in H.G. Wellington.
Mr. Shadek has been associated with H. G.
Wellington since

                                                                  APPROXIMATE FUND
                                                                    SHARES OWNED
                                                                    BENEFICIALLY
                                                    DIRECTOR      AND/OR OF RECORD
   NAME, AGE, ADDRESS AND PRINCIPAL OCCUPATION        SINCE      ON APRIL 14, 1999
-------------------------------------------------  -----------  --------------------
March 1986 and was previously associated with
Stillman, Maynard & Co., where he was a general
partner. Mr. Shadek's investment experience
includes twelve years as a limited partner and
Account Executive with the firm Moore & Schley.
Mr. Shadek is a graduate of Franklin & Marshall
College (BA) and New York University, School of
Graduate Business Administration (MBA).

  SANFORD C. SHERMAN, age 62, 91 Hillside Drive,         1992          1,094.450
Portsmouth, NH 03801, is the President and Chief
Executive Officer of the Piscataqua Savings Bank,
Portsmouth, NH, a position he has held since
April 1981. For 21 years prior thereto, Mr.
Sherman held various other positions with the
bank, including Vice President and Treasurer. Mr.
Sherman also served the bank as a Trustee for 20
years.

  NANCY S. TAYLOR, age 43, 5298 N. Riffle Way,           1997          2,779.559
Boise, ID 83703, is a Senior Minister with the
First Congregational Church in Boise, Idaho and
has been associated with that organization since
1992. Prior to that, Ms. Taylor was an Associate
Minister with the Immanuel Congregational Church
in Hartford, Connecticut for approximately five
years. Ms. Taylor is also a member of the Board
of Directors of Pax World Growth Fund, Inc.

  ESTHER J. WALLS, M.L.S., age 72, Apartment             1981            919.337
29-J, 160 West End Avenue, New York, NY 10023,
was Associate Director of Libraries, State
University of New York, Stony Brook, Long Island,
NY, which position she held from 1974 to 1990.

------------------

* "Interested person", as defined by the Investment Company Act of 1940, as amended.

+   "Controlling person" of the Adviser.

    The Fund currently pays each unaffiliated Director a fee of $1,000.00, and each affiliated Director a fee of $200.00, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. In addition, the Fund pays $500.00 to each member of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Board of Directors of the Fund receives compensation from the Fund for services performed as members of the Board of Directors of the Fund. Director's fees paid by the Fund, Pax World Growth Fund, Inc. and Pax World Money Market Fund, Inc. in 1998 and travel expenses reimbursed by the Fund, Pax World Growth Fund, Inc. and Pax World Money Market Fund, Inc. in 1998 to members of the Board of Directors are as follows:

                               PAX WORLD FUND,  PAX WORLD GROWTH    PAX WORLD MONEY
                                INCORPORATED       FUND, INC.      MARKET FUND, INC.
                               ---------------  -----------------  -----------------
Mr. Carl H. Doerge, Jr.          $  2,527.10       $  3,267.82      Not Applicable
Mr. Thomas W. Grant              $  3,824.71       $  1,614.13            $0
Ms. Joy L. Liechty               $  7,122.03       $  4,498.70      Not Applicable
Mr. Laurence A. Shadek           $  2,396.30       $  1,540.12            $0
Ms. Nancy S. Taylor              $  7,105.32       $  4,345.04      Not Applicable

    All of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas
F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-six and sixty-seven one hundredths percent (26.67%) ownership interest in H. G. Wellington, which is the brokerage firm which the Fund may utilize to execute security transactions. Brokerage commissions paid by the Fund to H. G. Wellington during 1997 and 1998 totaled $132,372 and $140,863, respectively (36.3% and 27.8%, respectively, of total 1997 and 1998 commissions). Thomas W. Grant, the President of H. G. Wellington, has less than a 5% ownership interest in H. G. Wellington.

    The Board of Directors of the Fund held a total of four (4) meetings during the year ended December 31, 1998. The Board has an Audit Committee consisting of Messrs. Carl H. Doerge, Jr. and Sanford C. Sherman and Ms. Nancy S. Taylor, and an Investment Committee consisting of Messrs. Laurence A. Shadek, Thomas W. Grant, Robert P. Colin (Portfolio Co-Manager of the Fund) and Christopher H. Brown (Portfolio Co-Manager of the Fund). The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Investment Committee has responsibility for overseeing the investments of the Fund. The Fund has no nominating committee or other standing committee. The Audit Committee held one (1) meeting during the year and the Investment Committee held two (2) meetings during the year. Each director attended all of the meetings of the Board of Directors and the committee upon which they served, except Mr. Sanford C. Sherman who did not receive timely notice of one (1) meeting of the Audit Committee.

    Along with those Officers and Directors mentioned above, the following individuals are also Officers of the Fund:

       NAME, AGE, ADDRESS AND PRINCIPAL OCCUPATION                POSITION
----------------------------------------------------------  ---------------------
  ANITA D. GREEN, age 34, c/o Pax World Management Corp.,   Co-Treasurer (since
222 State Street, Portsmouth, NH 03801-3853, serves as      1998)
Manager-Shareholder Services for the Pax World Fund Family
and Pax World Management Corp. (1990-present). Ms. Green
is also Assistant Treasurer of the Pax World Growth Fund,
Inc. (1997-present).

  MICHELLE L. GUILMETTE, age 25, c/o Pax World Management   Assistant Treasurer
Corp., 222 State Street, Portsmouth, NH 03801-3853, serves  (since 1997)
as the Assistant Treasurer for the Fund and has held that
position since 1997. In addition, Ms. Guilmette has been a
Shareholder Services Representative for the Pax World Fund
Family since 1992.

  JANET LAWTON SPATES, age 29, c/o Pax World Management     Co-Treasurer (since
Corp., 222 State Street, Portsmouth, NH 03801-3853, serves  1998)
as Operations Manager for the Pax World Fund Family and
Pax World Management Corp. (1992-present). Ms. Spates also
serves as Assistant Treasurer to the Pax World Growth
Fund, Inc. (1997-present).

  LEE D. UNTERMAN, age 48, c/o Bresler, Goodman &           Secretary (since
Unterman, LLP, 521 Fifth Avenue, New York, NY 10175, is a   1997)
Partner at the law firm of Bresler Goodman & Unterman,
LLP, New York, NY (1997-present) and was a Partner at the
law firm of Broudy & Jacobson, New York, NY (1988-1997).
Mr. Unterman also serves as Secretary to the Pax World
Growth Fund, Inc. (1997-present).

PROPOSAL B -- TO RATIFY THE SELECTION OF PANNELL KERR FORSTER PC AS INDEPENDENT
                         PUBLIC ACCOUNTANTS OF THE FUND

                               ------------------

    The Board of Directors has unanimously approved the selection of Pannell Kerr Forster PC ("PKF") as the independent public accountants of the Fund for the fiscal year ending December 31, 1999 and hereby seeks shareholder ratification of such selection. PKF has advised the Fund that neither PKF nor any of its members has, or has had in the past three years, any financial interest in the Fund or any relation to the Fund other than their duties as auditors and accountants. Representatives of PKF are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

                                 OTHER BUSINESS

    The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                         EXPENSES OF PROXY SOLICITATION

    The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, or telegraph personally by shareholder service representatives and/or officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for such supplemental solicitations, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding shares of voting securities of the Fund beneficially owned as of April 14, 1999 by each person known by the Fund to beneficially own 5% or more of the outstanding securities of the Fund.

  TITLE OF          NAME AND ADDRESS OF           AMOUNT AND NATURE OF        PERCENT
   CLASS             BENEFICIAL OWNER             BENEFICIAL OWNERSHIP       OF CLASS
------------  -------------------------------  ---------------------------  -----------
     Common   Charles Schwab & Co. Inc.        2,840,881.458 shares of the       7.109%
      Stock   101 Montgomery Street            Common Stock of the Fund
              San Francisco, CA 94104          owned in special custody
                                               account for the exclusive
                                               benefit of customers

                             ADDITIONAL INFORMATION

    The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund; Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 is the adviser to the Fund; the Fund's shares are distributed through a distribution expense plan maintained by the Fund pursuant to Rule 12b-1 of the Act; and H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005, serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal.

                         PAX WORLD FUND, INCORPORATED
                                C/O PFPC, INC.
                                P.O. BOX 9426
                            WILMINGTON, DE 19899

                                   PROXY
                     FOR ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, JUNE 10, 1999

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF PAX WORLD FUND, INCORPORATED


     The undersigned hereby appoints Laurence A. Shadek and/or Lee D.
Unterman as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pax World Fund, Incorporated held on record by the undersigned on April 14, 1999, at the annual meeting of shareholders to be held on Thursday, June 10, 1999 or at any adjournment or adjournments thereof.

                              NOTE: Please sign exactly as name appears on this ballot. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Do not indicate address corrections, registration changes, or other information on this card.

                              _____________________________________________
                              Signature(s) of Shareholder(s)

                              _____________________________________________
                              Signature(s) of Shareholder(s)

                              _____________________________________________
                              Dated:


                PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
                PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                         PAX WORLD FUND, INCORPORATED
                 ANNUAL SHAREHOLDERS MEETING - JUNE 10, 1999


PROPOSAL(S)

A.   To elect the following eight nominees as Directors of the Fund:

     C. Lloyd Bailey; Carl H. Doerge, Jr.; Thomas W. Grant; Joy L. Liechty; Laurence A. Shadek; Sanford C. Sherman; Nancy S. Taylor; Esther J. Walls

          [ ] FOR all such nominees

          [ ] Vote WITHHELD for all such nominees

          [ ] FOR all such nominees (except as noted to the contrary):

          To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) on the line below:

          ________________________________________________________


B. To ratify the selection of Pannell Kerr Forster PC as the independent public accountants of the Fund.

               [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


C. In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.

               [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

                       Please sign on the reverse side


                    THIS PROXY WILL BE VOTED AS SPECIFIED.
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